ADVANCE ACCOUNT AGREEMENT



TO   Bank of America




     We hereby authorize you to open on the books of a Bank of America unit of your choice, an account or accounts in our name to be designated "Advance Accounts" or such other designation as you may see fit to give such account or accounts, and to charge to such account or accounts all drafts drawn on you by us and all advances of every kind and nature and in any convertable currency which you may make to us or which you may make for or on our behalf upon our direction. The maximum amount of such advances at any time shall be as you and we agree upon in writing from time to time. Upon prior written notice, the domicile of this loan may be changed from time to time at the Bank's discretion.

     In consideration of such advances as you may have made or may hereafter make, we agree immediately upon your demand to repay you the total amount of any and all such advances which you may have made, together with interest thereon at
the rate of   *  percent  (  *  %) per annum, unless a different rate of interest has been or may be agreed upon in writing between you and us; until such payment to you, you may retain all drafts and other instruments or papers evidencing charges to said account.

     It is understood that you reserve the right to terminate these arrangements at any time. We will at your written request execute and deliver to you a promissory note in that same currency for the then balance in the Advance Account, payable on demand, and bearing interest as aforesaid; also, in the event that in connection with advances made under said Advance Account you deliver, or cause to be delivered, goods or documents into our possession, we will upon your request grant to you a security interest in such goods or documents, or upon your request execute and deliver to you trust receipts therefor.

                                   Very truly yours,


Date  December 13, 1996            By    /s/ Won S. Yang
                                   Senior Vice President, Finance and Acting
                                   Chief Financial Officer, AST Research Inc.





*    As mutually agreed from time to time.












                            ADVANCE ACCOUNT AGREEMENT



TO   Bank of America


     We hereby authorize you to open on your books an account or accounts in our name to be designated "Advance Accounts" or such other designation as you may see fit to give such account or accounts all drafts drawn on you by us and all advances of every kind and nature which you may make to us or which you may make for or on our behalf upon or direction. The maximum amount of such advances at any time shall be as you and we agree upon from time to time.

     In consideration of such advances as you may have made or may hereafter make, we agree immediately upon your demand to repay to you the total amount of any and all such advances which you may have made, together with interest thereon at the rate of * percent ( * %) per annum, unless a different rate of interest has been or may be agreed upon between you and us; until such payment to you, you may retain all drafts and other instruments or papers evidencing charges to said account.

It is understood that you reserve the right to terminate these arrangements at any time. We will at our request execute and deliver to you a promissory note for the then balance in the Advance Account, payable on demand, and bearing interest as aforesaid; also, in the event that in connection with advances made under said Advance Account you deliver, or cause to be delivered, goods or documents into our possession, we will upon your request grant to you a security interest in such goods or other documents, or upon your request execute and deliver to you trust receipts therefor.


                                   Very truly yours,


Date  December 13, 1996            By    /s/ Won S. Yang
                                   Senior Vice President, Finance and Acting
                                   Chief Financial Officer, AST Research Inc.




*    As mutually agreed from time to time.